UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2009
Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 519-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement
Item 7.01.	Regulation FD Disclosure
Item 9.01.	Financial Statements and Exhibits
EX-10.1
EX-10.2
EX-99.1

Item 1.01. Entry Into a Material Definitive Agreement
Amendment of Senior Secured Credit Facility
     On March 10, 2009, Hanesbrands Inc. (“Hanesbrands”), J.P. Morgan Securities Inc., as arranger and bookrunner (the “Arranger”), and Citicorp USA, Inc., as the administrative agent (the “Administrative Agent”) and on behalf of the Required Lenders (as defined in the Senior Secured Credit Facility defined below), entered into a Third Amendment (the “Third Amendment”) to the First Lien Credit Agreement dated as of September 5, 2006 (the “Senior Secured Credit Facility”) among Hanesbrands, the various financial institutions and other persons from time to time party thereto (the “Lenders”), HSBC Bank USA, National Association and LaSalle Bank National Association and Barclays Bank PLC, as the co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the co-syndication agents, the Administrative Agent, Citibank, N.A., as the collateral agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners.
     The Senior Secured Credit Facility requires that Hanesbrands maintain a ratio of total debt to EBITDA (earnings before income taxes, depreciation expense and amortization) for the preceding four fiscal quarters that is not more than a specified ratio for each fiscal quarter (the “Leverage Ratio”). Pursuant to the Third Amendment, the Leverage Ratio was amended to increase from 3.75 to 1 in the first quarter of 2009 to 4.25 to 1, from 3.5 to 1 in the second quarter of 2009 to 4.2 to 1, from 3.25 to 1 in the third quarter of 2009 to 3.95 to 1, and from 3.0 to 1 in the fourth quarter of 2009 to 3.6 to 1. After 2009, the Leverage Ratio continues to decrease from 3.6 to 1 until it reaches 3.0 to 1 in the third quarter of 2011. The method of calculating all of the components used in the Leverage Ratio is included in the Senior Secured Credit Facility.
     The Senior Secured Credit Facility also requires that Hanesbrands maintain a ratio of EBITDA for the preceding four fiscal quarters to consolidated total interest expense that is not less than a specified ratio for each fiscal quarter (the “Interest Coverage Ratio”). Pursuant to the Third Amendment, the Interest Coverage Ratio was amended to decrease from 3.0 to 1 in the second and third quarters of 2009 to 2.5 to 1 and from 3.25 to 1 in the fourth quarter of 2009 to 2.5 to 1. After 2009, the Interest Coverage Ratio continues to increase from 2.5 to 1 until it reaches 3.25 to 1 in the third quarter of 2011. The method of calculating all of the components used in the Interest Coverage Ratio is included in the Senior Secured Credit Facility.
     At Hanesbrands’ option, borrowings under the Senior Secured Credit Facility may be maintained from time to time as (a) “Base Rate” loans, which bear interest at the higher of (i) 1/2 of 1% in excess of the federal funds rate and (ii) the rate published in the Wall Street Journal as the “prime rate” (or equivalent), in each case in effect from time to time, plus the applicable margin in effect from time to time, or (b) LIBOR-based loans, which bear interest at the “LIBO Rate” (as defined in the Senior Secured Credit Facility and adjusted for maximum reserves), as determined by the Administrative Agent for the respective interest period plus the applicable margin in effect from time to time. Pursuant to the Third Amendment, the applicable margins were increased by 300 basis points. The applicable margin for Base Rate loans is currently 3.50% for the Term A loan facility and the revolving loan facility under the Senior Secured Credit Facility and 3.75% for the Term B loan facility under the Senior Secured Credit Facility, and the applicable margin for LIBO Rate loans is currently 4.50% for the Term A loan facility and the revolving loan facility and 4.75% for the Term B loan facility.
     The Third Amendment also provides for certain other amendments to the Senior Secured Credit Facility, including increasing the percentage of “Excess Cash Flow” as calculated pursuant to the Senior Secured Credit Facility, which is used to determine whether, and the extent to which, Hanesbrands is required in certain circumstances to make certain mandatory prepayments. The full text of the Third Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K.

     In connection with the Third Amendment, Hanesbrands paid certain fees to the Arranger, the Administrative Agent and the Lenders, including a fee to each Lender consenting to the Third Amendment equal to 1% of the sum of each such Lender’s revolving loan commitment and outstanding term loans under the Senior Secured Credit Facility.
     From time to time, the financial institutions party to the Senior Secured Credit Facility or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Hanesbrands and its affiliates for which they have received, and will receive, customary fees and expenses. HSBC Bank USA, National Association or its affiliates and affiliates of the Arranger act as managing agents and committed purchasers under the Receivables Facility (as defined below) and other participants in that facility may act as lenders under the Senior Secured Credit Facility or under other financing arrangements to which Hanesbrands or its affiliates are party.
Amendment of Receivables Facility
     On March 16, 2009, Hanesbrands, HBI Receivables LLC (“HBI Receivables”), a wholly-owned bankruptcy-remote subsidiary of Hanesbrands, JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as committed purchasers, Falcon Asset Securitization Company LLC and Bryant Park Funding LLC, as conduit purchasers, JPMorgan Chase Bank, N.A. and HSBC Securities (USA) Inc., as managing agents, and JPMorgan Chase Bank, N.A., as agent, entered into Amendment No. 1 (the “First Amendment”) to the Receivables Purchase Agreement dated as of November 27, 2007 (the “Receivables Facility”) among HBI Receivables and Hanesbrands, JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as committed purchasers, Falcon Asset Securitization Company LLC and Bryant Park Funding LLC, as conduit purchasers, JPMorgan Chase Bank, N.A. and HSBC Securities (USA) Inc., as managing agents (the “Managing Agents”), and JPMorgan Chase Bank, N.A., as agent (the “Agent”).
     The Receivables Facility contains the same Leverage Ratio and Interest Coverage Ratio provisions as the Senior Secured Credit Facility. The First Amendment effects the same changes to the Leverage Ratio and the Interest Coverage Ratio that are effected by the Third Amendment described above. See “Amendment of Senior Secured Credit Facility” above.
     Under the terms of the Receivables Facility, Hanesbrands sells, on a revolving basis, certain domestic trade receivables to HBI Receivables. HBI Receivables uses these trade receivables to secure borrowings under the Receivables Facility, which are funded through conduits that issue commercial paper in the short-term market and are not affiliated with Hanesbrands or through committed purchasers if the conduits fail to fund. Under the Receivables Facility, unless the conduit purchasers fail to fund, the yield on commercial paper issued by the conduits is the same as the conduits’ cost to issue the commercial paper plus certain dealer fees and is considered a financing cost that is included in interest expense on Hanesbrands’ consolidated statement of income. The conduit purchasers are entitled to receive interest payments for each day that their undivided interests in HBI Receivables are outstanding. In addition, HBI Receivables pays ongoing usage fees to the committed purchasers and the conduit purchasers for their participation in the Receivables Facility. In connection with the First Amendment, Hanesbrands paid certain fees to the Managing Agents and agreed to increase the usage fees to the committed purchasers and the conduit purchasers. Pursuant to the First Amendment, the rate that would be payable to the conduit purchasers or the committed purchasers in the event of certain defaults is increased from 1% over the prime rate to 3% over the greatest of (i) the one-month LIBO rate plus 1%, (ii) the weighted average rates on federal funds transactions plus 0.5%, or (iii) the prime rate.
     Availability of funding under the Receivables Facility depends primarily upon the eligible outstanding receivables balance and other customary factors. Pursuant to the First Amendment, several of the factors that contribute to the overall availability of funding have been amended in a manner that is expected to generally reduce the amount of funding that will be available under the Receivables Facility.
     The First Amendment also provides for certain other amendments to the Receivables Facility, including changing the termination date for the Receivables Facility from November 27, 2010 to March

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15, 2010, and requiring that HBI Receivables make certain payments to a conduit purchaser, a committed purchaser, or certain entities that provide funding to or are affiliated with them, in the event that assets and liabilities of a conduit purchaser are consolidated for financial and/or regulatory accounting purposes with certain other entities. The full text of the First Amendment is included as Exhibit 10.2 to this Current Report on Form 8-K.
     From time to time, the financial institutions party to the Receivables Facility or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Hanesbrands and its affiliates for which they have received, and will receive, customary fees and expenses. HSBC Bank USA, National Association acted as co-documentation agent for the Senior Secured Credit Facility, and an affiliate of the Agent acted as the Arranger for the Third Amendment. The Managing Agents or their respective affiliates may act as lenders or in other capacities under the Senior Secured Credit Facility or under other financing arrangements to which Hanesbrands or its affiliates are party.
Item 7.01. Regulation FD Disclosure
     On March 12, 2009, Hanesbrands issued a press release discussing the Third Amendment and announcing a goal for reduction of its long-term debt in 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     Exhibit 99.1 contains disclosures about adjusted EBITDA, a non-GAAP performance measure that consists of adjusted earnings before interest, taxes, depreciation and amortization as defined under the Senior Secured Credit Facility.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

10.1	Third Amendment dated March 10, 2009 among Hanesbrands Inc., J.P. Morgan Securities Inc., as arranger and bookrunner, and Citicorp USA, Inc., as the administrative agent, to the First Lien Credit Agreement dated as of September 5, 2006 among Hanesbrands Inc., the various financial institutions and other persons from time to time party thereto, HSBC Bank USA, National Association and LaSalle Bank National Association and Barclays Bank PLC, as the co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the co-syndication agents, Citicorp USA, Inc., as the administrative agent, Citibank, N.A., as the collateral agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners.

10.2	Amendment No. 1 dated as of March 16, 2009 among HBI Receivables LLC and Hanesbrands Inc., JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as committed purchasers, Falcon Asset Securitization Company LLC and Bryant Park Funding LLC, as conduit purchasers, JPMorgan Chase Bank, N.A. and HSBC Securities (USA) Inc., as managing agents, and JPMorgan Chase Bank, N.A., as agent, to the Receivables Purchase Agreement dated as of November 27, 2007 among HBI Receivables LLC and Hanesbrands Inc., JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as committed purchasers, Falcon Asset Securitization Company LLC and Bryant Park Funding LLC, as conduit purchasers, JPMorgan Chase Bank, N.A. and HSBC Securities (USA) Inc., as managing agents, and JPMorgan Chase Bank, N.A., as agent.†

99.1	Press release dated March 12, 2009.

†	Portions of this exhibit were redacted pursuant to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2009	HANESBRANDS INC.
	By:	/s/ E. Lee Wyatt Jr.
E. Lee Wyatt Jr.
Executive Vice President, Chief Financial Officer

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Exhibits

Exhibit No.	Description

10.1	Third Amendment dated March 10, 2009 among Hanesbrands Inc., J.P. Morgan Securities Inc., as arranger and bookrunner, and Citicorp USA, Inc., as the administrative agent, to the First Lien Credit Agreement dated as of September 5, 2006 among Hanesbrands Inc., the various financial institutions and other persons from time to time party thereto, HSBC Bank USA, National Association and LaSalle Bank National Association and Barclays Bank PLC, as the co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the co-syndication agents, Citicorp USA, Inc., as the administrative agent, Citibank, N.A., as the collateral agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners.

10.2	Amendment No. 1 dated as of March 16, 2009 among HBI Receivables LLC and Hanesbrands Inc., JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as committed purchasers, Falcon Asset Securitization Company LLC and Bryant Park Funding LLC, as conduit purchasers, JPMorgan Chase Bank, N.A. and HSBC Securities (USA) Inc., as managing agents, and JPMorgan Chase Bank, N.A., as agent, to the Receivables Purchase Agreement dated as of November 27, 2007 among HBI Receivables LLC and Hanesbrands Inc., JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as committed purchasers, Falcon Asset Securitization Company LLC and Bryant Park Funding LLC, as conduit purchasers, JPMorgan Chase Bank, N.A. and HSBC Securities (USA) Inc., as managing agents, and JPMorgan Chase Bank, N.A., as agent.†

99.1	Press release dated March 12, 2009.

†	Portions of this exhibit were redacted pursuant to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.